UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2013

Delta Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52001	91-2102350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 604 – 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  866-355-3644

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Delta Oil & Gas, Inc. (“Company”) held its 2013 Annual Meeting of Stockholders (“Annual Meeting”) on June 21, 2013.  At the Annual Meeting, the matters submitted for a vote were: (1) a proposal to elect four directors to serve as directors until the 2014 Annual Meeting of the Stockholders and until their respective successors are elected and qualified; (2) the ratification of the appointment of Excelsis Accounting Group (f/k/a Mark Bailey & Company, Ltd.) (“Excelsis”) as the Company’s independent auditor for 2013; (3) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Executive Compensation” in the Company’s proxy statement for the 2013 Annual Meeting; and (4) an advisory vote regarding the frequency of future advisory votes to approve executive compensation.

A total of 8,964,755 shares of Common Stock were represented at the meeting in person or by proxy.  Each share of Common Stock was entitled to one vote. As of the record date for the meeting, there were 14,693,488 shares of Common Stock outstanding.

All of the nominated directors were elected. The results of the vote on the election of directors were:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Douglas Bolen	3,263,058	308,372	5,393,325
Christopher Paton-Gay	3,263,098	308,332	5,393,325
Kulwant Sandher	3,260,138	311,292	5,393,325
Christopher Tate	3,257,638	313,792	5,393,325

The appointment of Excelsis as the Company’s independent auditor for 2013 was ratified.  The results of the vote on the ratification of the appointment of Excelsis were:

Number of votes cast for the proposal	8,417,523
Number of votes cast against the proposal	169,936
Number of abstentions	377,296
Number of broker non-votes	0

The stockholders approved, in an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.  The results were:

Number of votes cast for the proposal	3,141,100
Number of votes cast against the proposal	208,389
Number of abstentions	221,941
Number of broker non-votes	5,393,325

The stockholders expressed a preference, in an advisory vote, for holding future advisory votes on executive compensation every three years.  The results were:

Number of votes cast for three years	3,030,571
Number of votes cast for two years	33,634
Number of votes cast for one year	269,116
Number of abstentions	238,109
Number of broker non-votes	5,393,325

The Company's Board considered the results of the advisory vote on the frequency of future advisory votes on executive compensation and determined that it would hold future votes every three years until the next stockholder vote on the frequency of these votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2013

Delta Oil & Gas, Inc.

By:	/s/ Christopher Paton-Gay
Name:	Christopher Paton-Gay
Title:	Chief Executive Officer